UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2008 (January 21, 2008)
GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Gaylord Drive
Nashville, Tennessee	37214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On January 21, 2008, Gaylord Entertainment Company (“GEC”) entered into an amendment (the “Amendment”) with LCWW Partners, a Texas joint venture, and La Cantera Development Company, a Delaware corporation (collectively, “Sellers”), to the Agreement of Purchase and Sale dated as of November 19, 2007 (the “Purchase Agreement”) previously entered into by GEC and Sellers. Under the terms of the Purchase Agreement, GEC agreed to acquire the assets related to the Westin La Cantera Resort, located in San Antonio, Texas, as well as approximately 90 acres of undeveloped land adjacent thereto. The terms of the Purchase Agreement were previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2007.
     The Amendment extends the closing date under the Purchase Agreement to April 30, 2008 (prior to the Amendment, the closing date was scheduled to occur no later than January 31, 2008). The Amendment also conditions the closing of the transactions under the Purchase Agreement on GEC arranging financing satisfactory to GEC in its sole discretion in order to fund the transaction.
     The Amendment also provides that the $10,000,000 deposit (the “Deposit”) previously paid by GEC to an escrow agent will be released to Sellers, and that the Deposit will be non-refundable to GEC except in connection with the voluntary and intentional default by Sellers in their obligations to be performed on the closing date. The Amendment further provides that in the event GEC fails to close the transaction, Sellers’ receipt of the Deposit will be Sellers’ sole and exclusive remedy under the Purchase Agreement, except that Sellers will be entitled to enforce all indemnities of Sellers under the Purchase Agreement.
     The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1 and incorporated herein by this reference.

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On January 22, 2008, the Company issued a press release which provided an update on GEC’s financial results for full-year 2007 (in addition to making the announcements referenced in Item 7.01 below). A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 7.01	REGULATION FD.
     On January 22, 2008, GEC issued a press release which announced the Amendment, provided an update on GEC’s financial results for full-year 2007 and the construction of the Gaylord National, and announced the time of GEC’s fourth quarter 2007 earnings call. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits

10.1	Amendment Number 1 to Agreement of Purchase and Sale dated as of January 21, 2008, by and among Gaylord Entertainment Company, LCWW Partners and La Cantera Development Company

99.1	Press Release of Gaylord Entertainment Company dated January 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY
Date: January 22, 2008	By:	/s/ Carter R. Todd
		Name:	Carter R. Todd
		Title:	Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

10.1	Amendment Number 1 to Agreement of Purchase and Sale dated as of January 21, 2008, by and among Gaylord Entertainment Company, LCWW Partners and La Cantera Development Company

99.1	Press Release of Gaylord Entertainment Company dated January 22, 2008